Exhibit 99.1

Execution Copy

AMENDED AND RESTATED RIGHTS AGREEMENT

LAZARE KAPLAN INTERNATIONAL INC.

and

MELLON INVESTOR SERVICES LLC
Rights Agent

DATED AS OF April 24, 2007

i

ii

iii

Execution Copy

          Amended and Restated Rights Agreement (the “Agreement”), dated as of April 24, 2007 (the “Amendment Date”), between Lazare Kaplan International Inc., a Delaware corporation (the “Company”), and Mellon Investor Services LLC, a New Jersey limited liability company (f/k/a ChaseMellon Shareholder Services, L.L.C.) (the “Rights Agent”).

Preliminary Statement

                    WHEREAS, the Company and the Rights Agent have previously entered into a Rights Agreement, dated as of July 31, 1997;

                    WHEREAS, the Company and the Rights Agent amended such Rights Agreement on January 17, 2002 (the “Amendment”, together with such Rights Agreement, the “Original Agreement”) to provide that Fifth Avenue Group, LLC (“Fifth Avenue”), a New York limited liability company, would not be deemed an “Acquiring Person” (as defined in the Original Agreement), provided that its shareholding in the Company remained below 24.9%;

                    WHEREAS, pursuant to the Original Agreement, the Board of Directors of the Company (the “Board”) authorized and declared a dividend of one preferred share purchase right (a “Right”) (as such number may hereinafter be adjusted pursuant to Section 11(o) hereof) for each Common Share (as hereinafter defined) of the Company outstanding on the close of business on September 9, 1997 (the “Record Date”), each Right representing the right to purchase one one-hundredth of a Preferred Share (as hereinafter defined), upon the terms and subject to the conditions set forth in the Original Agreement, and further authorized and directed the issuance of one Right with respect to (a) each Common Share that was outstanding on the Record Date and (b) each Common Share issued between the Record Date (whether originally issued or delivered from the Company’s treasury) and the Distribution Date (as hereinafter defined), and in each case, each Right initially representing the right to purchase one one-hundredth of a Preferred Share having the rights, powers and preferences set forth in the form of Certificate of Designation, Preferences and Rights attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth;

                    WHEREAS, pursuant to Section 27 of the Original Agreement, the Company may from time to time supplement or amend the Original Agreement to make any other provisions with respect to the Rights that the Company may deem necessary or desirable, provided, that, the Original Agreement shall not be amended in any manner which would adversely affect the interests of the holders of the Rights;

                    WHEREAS, Section 7(b) of the Original Agreement had established the Purchase Price (as such term was defined therein) for each one one-hundredth of a Preferred Share at Ninety United States Dollars (U.S. $90.00), subject to adjustment as provided from time to time in the Original Agreement, which had been determined by the Board in consultation with its financial advisors;

                    WHEREAS, upon consultation with its financial advisors, the Board wishes to establish a new initial Purchase Price (as such term is defined herein) of Sixty United States Dollars (U.S. $60.00) for each one one-hundredth of a Preferred Share, subject to adjustment as provided from time to time in this Agreement;

                    WHEREAS, pursuant to a resolution of the Board, dated April 12, 2007 the Company has adopted this Agreement to reflect the changes as herein set forth (including without limitation the extension of the “Final Expiration Date” as such term is defined in the Original Agreement) has determined that this Agreement is in the best interests of the Company and its stockholders, and has determined that such changes do not adversely affect the interests of the holders of the Rights; and

                    WHEREAS, each of the parties wishes to amend and restate the Original Agreement in its entirety as herein set forth;

                    NOW, THEREFORE, to reflect the foregoing and in mutual consideration of the premises and the mutual agreements herein set forth and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto agree (intending to be legally bound) hereby to continue the Original Agreement, as amended and restated in its entirety on the terms and conditions set forth below:

Section 1. Certain Definitions; Rules of Construction.

1.1 Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated, unless the context otherwise requires:

(a) “Acquiring Person” shall mean (x) any Person (as hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, Beneficially Owns the Threshold Amount (as such terms are hereinafter defined), but shall not include (i) the Company, (ii) any Subsidiary (as hereinafter defined) of the Company, (iii) any employee benefit plan or comparable compensation arrangement of the Company or any Subsidiary of the Company, (iv) any Person holding shares of Common Shares of the Company organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such employee benefit plan or comparable compensation arrangement, or (v) any Beneficial Owner (as hereinafter defined) of the Threshold Amount or more of the Common Shares of the Company on the Record Date, or (the Persons described in clauses (i) through (v) above are referred to herein as “Exempt Persons”) or (y) any Person (other than an Exempt Person) who or which has entered into any agreement or arrangement with the Company or any Subsidiary of the Company providing for an Acquisition Transaction (as hereinafter defined).

Whenever Fifth Avenue Group, LLC is the “Person” referred to in this definition of “Acquiring Person”, each reference in this definition to the Threshold Amount shall be deemed a reference to “24.9% or more of the Common Shares of the Company then outstanding”.

Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition by the Company of Common Shares of the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to the Threshold Amount; provided, however, that if a Person shall become the Beneficial Owner of the Threshold Amount by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional shares (other than pursuant to a stock split, stock dividend or similar transaction) of Common Shares of the Company and immediately thereafter be the Beneficial Owner of the Threshold Amount, then such Person shall be deemed to be an “Acquiring Person” for all purposes under this Agreement. Solely for purposes of applying the foregoing provisions of this paragraph to Fifth Avenue, only share purchases by the Company commencing January 18, 2002, the date on which Fifth Avenue acquired its shares, shall be considered in determining increases in its Beneficial Ownership.

In addition, notwithstanding anything to the contrary provided in this Agreement, a Person shall not be an “Acquiring Person” if the Board determines in good faith at any time that a Person who would otherwise be an “Acquiring Person,” has become such without intending to become an “Acquiring Person,” and such Person divests as promptly as practicable (or within such period of time as the Board determines is reasonable) a sufficient number of Common Shares of the Company so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(a).

(b) “Acquisition Transaction” shall mean (x) a merger, consolidation or similar transaction involving the Company or any of its Subsidiaries as a result of which stockholders of the Company will no longer own a majority of the outstanding Common Shares of the Company or a publicly traded entity which controls the Company or, if appropriate, the entity into which the Company may be merged, consolidated or otherwise combined (based solely on the Common Shares received or retained by such stockholders, in their capacity as stockholders of the Company, pursuant to such transaction), (y) a purchase or other acquisition of all or a substantial portion of the assets of the Company and its Subsidiaries, or (z) a purchase or other acquisition of securities representing the Threshold Amount or more.

(c) “Adjustment Shares” shall have the meaning assigned to such term in Section 11(a)(ii) hereof.

(d) “Affected Transaction” shall have the meaning assigned to such term in Section 23(c) hereof.

(e) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations, as may be amended from time to time or superseded by successor rules (the “Rules”) under the Securities Exchange Act of 1934, as may be amended from time to time or superseded by a successor statute (the “Exchange Act”); provided, however, that no Person who is a director or officer of the Company shall be deemed an Affiliate or an Associate of any other director or officer of the Company solely as a result of such Person’s position as director or officer of the Company.

(f) “Agreement” shall mean this Amended and Restated Rights Agreement, as originally executed, as heretofore amended and restated in its entirety and as further amended from time to time.

(g) “Amendment” shall have the meaning assigned to such term in the Preliminary Statement hereof.

(h) “Amendment Date” shall have the meaning assigned to such term in the Preamble hereof.

(i) A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own” and have “Beneficial Ownership” of, any securities:

          (i) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, Beneficially Owns (as determined pursuant to Rule 13d-3 of the Rules under the Exchange Act) including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subparagraph (i) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

          (ii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire (whether or not such right is exercisable immediately or only after the passage of time or upon the satisfaction of any conditions or both) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “Beneficially Own” or have “Beneficial Ownership” of, (1) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; (2) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event; or (3) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event, which Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Sections 3(a), 11(i) or 22 hereof; or

          (iii) which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in the proviso to subparagraph (i) above of this paragraph (i) hereof) or disposing of any securities of the Company; provided, however, that (1) nothing in this subparagraph (iii) shall cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of any securities acquired through such Person’s participation as an underwriter in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of forty (40) days, and (2) no Person who is a director or an officer of the Company shall be deemed, as a result of such Person’s position, actions or omissions as director or officer of the Company, the Beneficial Owner of any securities of the Company that are Beneficially Owned by any other director or officer of the Company, as a result of (i) Persons affiliated or otherwise associated with such Persons serving as directors or officers or taking any action in connection therewith, (ii) discussing the status of such Person’s shares with the Company or other stockholders similarly situated or (iii) voting or acting in a manner to other stockholders similarly situated, absent a specific finding by the Board of an express agreement among such stockholders to act in concert with one another so as to cause, in the good faith judgment of the Board, each such stockholder to be the Beneficial Owner of the shares held by other stockholders.

Notwithstanding anything to the contrary contained in, for all purposes of, this Agreement, the phrase “then outstanding,” when used with reference to the percentage of the then outstanding securities Beneficially Owned by a Person, shall mean the number of securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to Beneficially Own hereunder.

(j) “Board” shall have the meaning assigned to such term in the Preliminary Statement hereof.

(k) “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York or Commonwealth of Pennsylvania are authorized or obligated by law or executive order to close.

(l) “Certificate of Incorporation” when used in reference to the Company shall mean the Amended and Restated Certificate of Incorporation of the Company, as may be amended from time to time.

(m) “Close of Business” on any given date shall mean 5:00 p.m., New York, New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York, New York time, on the next succeeding Business Day.

(n) “Commencement Date” shall mean July 31, 1997.

(o) “Common Shares” when used in reference to the Company shall mean the shares of common stock, par value $1.00 per share, of the Company or any other shares of capital stock of the Company into which such stock shall be reclassified or changed. “Common Shares” when used with reference to any Person other than the Company organized in corporate form shall mean (i) the capital stock or other equity interest of such Person with the greatest voting power, (ii) the equity securities or other equity interest having power to control or direct the management of such Person or (iii) if such Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person and which have issued any such outstanding capital stock, equity securities or equity interest. “Common Shares” when used with reference to any Person not organized in corporate form shall mean units of beneficial interest or undivided interests which (x) shall represent the right to participate generally in the profits and losses of such Person (including without limitation any flow-through tax benefits resulting from an ownership interest in such Person) and (y) shall be entitled to exercise the greatest management or voting power of such Person or, in the case of a limited partnership, shall have the power to remove or otherwise replace the general partner or partners.

(p) “Common Shares Equivalents” shall have the meaning assigned to such term in Section 11(a)(iii) hereof.

(q) “Company” shall have the meaning assigned to such term in the Preamble hereof.

(r) “Current Value” shall have the meaning assigned to such term in Section 11(a)(iii) hereof.

(s) “Distribution Date” shall have the meaning assigned to such term in Section 3(a) hereof.

(r) “Exchange Date” shall have the meaning assigned to such term in Section 7(a) hereof.

(u) “Exempt Person” shall have the meaning assigned to such term in the definition of “Acquiring Person.”

(v) “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(w) “Fair Market Value” of any securities or other property shall be as determined in accordance with Section 11(d) hereof.

(x) “Fifth Avenue” shall have the meaning assigned to such term in the Preliminary Statement hereof.

(y) “Flip-In Event” shall have the meaning assigned to such term in Section 11(a)(ii) hereof.

(z) “Flip-In Trigger Date” shall have the meaning assigned to such term in Section 11(a)(iii) hereof.

(aa) “Flip-Over Event” shall mean any event described in clauses (x), (y) or (z) of Section 13(a) hereof.

(bb) “Group” shall have the meaning assigned to such term in clause (b) of the definition of “Person.”

(cc) “Independent Advisor” shall mean a nationally recognized investment banking firm with established expertise in advising on mergers, acquisitions and related matters, that has no Interest relating to an Affected Transaction, and has not during the preceding year provided services to, been engaged by or been a financing source for any other party to an Affected Transaction or any Affiliate of any such party or of any director (other than the Company and its Subsidiaries).

(dd) “Interest” shall have the meaning assigned to such term in Section 23(c) hereof.

(ee) “Original Agreement” shall have the meaning assigned to such term in the Preliminary Statement hereof.

(ff) “Person” shall mean (a) an individual, a corporation, a partnership, a limited liability company, an association, a joint stock company, a trust, a business trust, a government or political subdivision, any unincorporated organization, or any other association or entity including any successor (by merger or otherwise) thereof or thereto, and (b) a “group” as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (“Group”).

(gg) “Plan Termination Date” shall have the meaning set forth in Section 7(a) hereof.

(hh) “Preferred Shares” shall mean shares of Series A Junior Participating Participating Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the form of Certificate of Designation attached hereto as Exhibit A; and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing such terms substantially similar to the terms set forth on Exhibit A hereto.

(ii) “Preferred Shares Equivalents” shall have the meaning assigned to such term in Section 11(b) hereof.

(jj) “Principal Party” shall have the meaning assigned to such term in Section 13(b) hereof.

(kk) “Purchase Price” shall have the meaning assigned to such term initially in Section 7(b) hereof as may be adjusted in accordance with the terms of this Agreement.

(ll) “Redemption Date” shall have the meaning assigned to such term in Section 7(a) hereof.

(mm) “Redemption Price” shall have the meaning assigned to such term in Section 23 hereof.

(nn) “Record Date” shall have the meaning assigned to such term in the Preliminary Statement hereof.

(oo) “Right” shall have the meaning assigned to such term in the Preliminary Statement hereof.

(pp) “Right Certificate” shall have the meaning assigned to such term in Section 3(a) hereof.

(qq) “Rights Agent” shall have the meaning assigned to such term in the Preamble hereof.

(rr) “Section 24(a) Exchange Ratio” shall have the meaning assigned to such term in Section 24(a) hereof.

(ss) “Spread” shall have the meaning assigned to such term in Section 11(a)(iii) hereof.

(tt) “Shares Acquisition Date” shall mean the date of the first public announcement (which for purposes of this definition shall include, without limitation, the issuance of a press release or the filing of a publicly-available report or other document with the Securities and Exchange Commission or any other governmental agency, such as a report filed or amended pursuant to Section 13(d) under the Exchange Act) by the Company or by an Acquiring Person, that an Acquiring Person has become such pursuant to clause (x) of the first paragraph of the definition of Acquiring Person, and (ii) the date that an Acquiring Person has become such pursuant to clause (y) of the first paragraph of the definition of Acquiring Person.

(uu) “Subsidiary” shall mean, with reference to any Person of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other Persons performing similar functions of such Person are at the time directly or indirectly Beneficially Owned or otherwise controlled by such Person either alone or together with one or more Affiliates of such Person.

(vv) “Substitution Period” shall have the meaning assigned to such term in Section 11(a)(iii) hereof.

(ww) “Special Period” shall have the meaning assigned to such term in Section 23(c) hereof.

(xx) “Trading Day” shall mean a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business or, if such security is not listed or admitted to trading on any national securities exchange, a Business Day.

(yy) “Transaction” shall have the meaning assigned to such term in Section 23(c) hereof.

(zz) “Threshold Amount” shall mean (i) at any time from the Commencement Date until the date immediately preceding the Amendment Date, 15% or more of the Common Shares of the Company then outstanding, or (ii) at any time during the period commencing on the Amendment Date, 10% or more of the Common Shares of the Company then outstanding.

(aaa) “Triggering Event” shall mean any Flip-In Event or any Flip-Over Event.

(bbb) “Value Enhancement Procedures” shall mean:

          (1) the selection by the Board of Directors of an Independent Advisor;

          (2) whether or not there is a then-pending Affected Transaction, the receipt by the Board from an Independent Advisor of (a) such advisor’s view (expressed in such form and subject to such qualifications and limitations as such Independent Advisor deems appropriate) regarding whether redemption of the Rights will serve the best interests of the Company and its stockholders or (b) such advisor’s statement that it is unable to express such a view, setting forth the reasons therefor;

          (3) if there is a then-pending Affected Transaction,

                    (A) the establishment and implementation by the Board of a process and procedures approved by an Independent Advisor which the Board and such advisor conclude would be most likely to result in the best value reasonably available to stockholders (regardless of whether such Affected Transaction involves a “sale of control” or “break-up” of the Company for Delaware law purposes),

                    (B) the Board (i) receiving the opinion of an Independent Advisor, in customary form and content for transactions of the type involved, that the Affected Transaction is fair to the Company’s stockholders from a financial point of view and (ii) determining, and such Independent Advisor confirming, that it has no reason to believe that a superior transaction is reasonably available for the benefit of the Company’s stockholders, and

                    (C) the execution of a definitive transaction agreement and other definitive documentation necessary to effect the Affected Transaction.

1.2 Rules of Construction. Unless the context otherwise requires and notwithstanding anything to the contrary, (a) a term shall have the meaning assigned to it in Section 1.1 or, if not so defined therein directly or by cross-reference to another section of this Agreement (as the case may be) as it may be defined elsewhere in this Agreement; (b) an accounting term not otherwise defined shall have the meaning assigned to it in accordance with GAAP; (c) “or” shall not be exclusive; (d) words in the singular shall include the plural, and vice versa; (e) words in the masculine gender shall include the feminine and neuter, and vice versa; (f) any reference to “$” shall be to United States dollars; and (g) any reference to “Section,” if not otherwise modified, shall be a reference to a Section of this Agreement.

Section 2. Appointment of Rights Agent. The Company hereby re-confirms the appointment of the Rights

Agent to act as rights agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such Co-Rights Agent.

Section 3. Issue of Right Certificates.

          (a) Until the earlier of (i) the Close of Business on the tenth (10th) day after the Shares Acquisition Date, or (ii) the Close of Business on the tenth day (or such later date as the Board shall determine, provided, however, that no deferral of a Distribution Date by the Board pursuant to this clause (ii) may be made at any time during the Special Period) after the date that a tender or exchange offer by any Person (other than an Exempt Person) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person, (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of paragraphs (b) and (c) of this Section 3) by the certificates for the Common Shares registered in the names of the holders of the Common Shares (which certificates for Common Shares shall be deemed also to be Right Certificates) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Shares (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent, will, if requested and provided with all necessary information, send) by first-class, insured, postage prepaid mail, to each record holder of the Common Shares of the Company as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Shares, a Right Certificate, in substantially the form of Exhibit B hereto (the “Right Certificates”), evidencing one Right for each Common Share of the Company so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per Common Share of the Company has been made pursuant to Section 11(o) hereof, the Company may make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) at the time of distribution of the Right Certificates, so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Close of Business on the Distribution Date, the Rights will be evidenced solely by such Right Certificates, and the Rights will be transferable only separately from the transfer of Common Shares. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

          (b) On the Record Date, or as soon as practicable thereafter, the Company has sent a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form of Exhibit C hereto (the “Summary of Rights”), by first class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date, at the address of such holder shown on the books and records of the Company or the transfer agent or registrar for the Common Shares. The Company shall send a Summary of Rights to any holder of Rights who may so request the same from time to time prior to the Expiration Date. With respect to certificates for the Common Shares outstanding prior to the Close of Business on the Record Date or issued subsequent to the Record Date, the Rights will be evidenced by such certificates for the Common Shares on or until the Distribution Date (or the earlier redemption, expiration or termination of the Rights) in the names of the holders thereof, and the registered holders of the Common Shares of the Company also shall be the registered holders of the associated Rights. Until the Distribution Date (or the earlier redemption, expiration or termination of the Rights), the transfer of any of the certificates for the Common Shares shall also constitute the transfer of the Rights associated with the

Common Shares represented by such certificate.

          (c)(i) Rights shall be issued in respect of all Common Shares which are issued (whether originally issued or from the Company’s treasury) after the Record Date, but prior to the earliest of the Distribution Date or Plan Termination Date. Certificates representing such Common Shares shall be deemed also to be certificates for Rights, and shall bear a legend, substantially in the form set forth below:

“This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Lazare Kaplan International Inc. and ChaseMellon Shareholder Services, L.L.C.) and dated as of July 31, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Lazare Kaplan International Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Lazare Kaplan International Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.”

If such certificates were issued after the Record Date and have not been updated to reflect this Agreement, the foregoing legend shall be deemed to have been amended to reflect this Agreement.

          (c)(ii) In the event certificates are issued or re-issued after the Amendment Date (including certificates re-issued by the Company in exchange for lost, stolen or un-legended stock certificates issued on or after the Record Date, but prior to the Plan Termination Date), shall be deemed also to be certificates for Rights, and shall bear a legend, substantially in the form set forth below:

“This certificate also evidences and entitles the holder hereof to certain rights as set forth in an Amended and Restated Rights Agreement between Lazare Kaplan International Inc. and Mellon Investor Services LLC (f/k/a ChaseMellon Shareholder Services, L.L.C.) and dated as of _______, 2007 (as the same may be amended, supplemented or otherwise modified from time to time, the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Lazare Kaplan International Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Lazare Kaplan International Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to, or held by, any Person who, is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (each as defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.”

          (c)(iii) With respect to such certificates containing the foregoing legends, the Rights associated with the Common Shares of the Company represented by such certificates shall be evidenced by such certificates alone until the earliest of the Distribution Date or Plan Termination Date and registered holders of Common Shares shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Shares of the Company represented by such certificates. The failure to print the foregoing legend on any such certificate representing Common Shares or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of this Agreement.

Section 4. Form of Right Certificates.

          (a) The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall each be substantially in the form of Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to customary usage. The Right Certificates shall be in a machine printable format and in a form reasonably satisfactory to the Rights Agent. Subject to the provisions of Section 11 and Section 22 hereof, the Right Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at the Purchase Price, but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price shall be subject to adjustment as provided herein.

          (b) Any Right Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights Beneficially Owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights, the Common Shares of the Company associated with such Rights or the Company or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e) hereof, and any Right Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

“The Rights represented by this Right Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Right Certificate and the Rights represented hereby may become null and void under certain circumstances as specified in Section 7(e) of the Rights Agreement.”

The Company shall give notice to the Rights Agent promptly after it becomes aware of the existence and identity of any Acquiring Person or any Associate or Affiliate thereof. The Company shall instruct the Rights Agent in writing of the Rights which should be so legended. The failure to print the foregoing legend on any such Right Certificate or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e) hereof.

Section 5. Countersignature and Registration.

          (a) The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, or its Chief Executive Officer or any Vice President and by its Treasurer, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested to by the Secretary or Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by an authorized signatory of the Rights Agent and shall not be valid for any purpose unless so countersigned, and such countersignature upon any Right Certificate shall be conclusive evidence, and the only evidence, that such Right Certificate has been duly countersigned as required hereunder. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by an authorized signatory of the Rights Agent, and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the Commencement Date or the date of this Agreement (as applicable) any such Person was not such an officer.

          (b) Following the Distribution Date and the receipt by the Rights Agent of notice to that effect and all other relevant information referred to in Section 3(a), the Rights Agent will keep or cause to be kept, at one of its offices designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

          (a) Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Right Certificate or Certificates (other than Right Certificates representing Rights that have become null and void pursuant to Section 7(e) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share (or following a Triggering Event, Common Shares, other securities, cash, property, other assets, debt securities, Preferred Shares or any combination thereof, as the case may be) as the Right Certificate or Right Certificates surrendered then entitles such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged, with the form of assignment and certificate duly executed, at the office or offices of the Rights Agent designated for such purpose. The Right Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder (i) shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate, (ii) shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request, and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates as required by Section 9(e) hereof. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24 hereof, countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested, registered in such name or names as may be designated by the surrendering registered holder. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall promptly forward any such sum collected by it to the Company or to such Persons as the Company shall specify by written notice. The Rights Agent shall have no duty or obligation under this Section unless and until it is satisfied that all such taxes and/or governmental charges have been paid.

          (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate, if mutilated, the Company will execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

          (a) Subject to Section 7(e) hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price for the total number of one one-hundredths of a Preferred Share (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercised, and an amount equal to any tax or charge required to be paid under Section 9(e) hereof, by certified check, bank draft or money order payable to the order of the Company, at or prior to the earlier of (i) the Close of Business on the tenth anniversary of the Amendment Date (or such later date as may be established by the Board prior to the expiration of the Rights) (the “Plan Termination Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”) or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof (the “Exchange Date”) (the earliest of (i), (ii) or (iii) being herein referred to as the “Expiration Date”).

          (b) Effective as of the Amendment Date, the purchase price (the “Purchase Price”) for each one one-hundredth of a Preferred Share pursuant to the exercise of a Right shall be Sixty United States Dollars (U.S. $60.00), and shall be subject to adjustment from time to time as provided in Section 11 and Section 13 hereof and shall be payable in lawful money of the United States of America in accordance with Section 7(c) below.

          (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and the certificate on the reverse side thereof duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax or charge required to be paid under Section 9(e) hereof by certified check, bank draft or money order payable to the order of the Company, the Rights Agent shall, subject to Section 14(b) and Section 20(j) hereof, thereupon promptly (i)(A) requisition from any transfer agent of the Preferred Shares certificates for the number of one one-hundredths of a Preferred Share to be purchased and the Company hereby irrevocably authorizes each such transfer agent to comply with all such requests, or (B) requisition from any depositary agent depositary receipts representing such number of one one-hundredths of a Preferred Share to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby irrevocably authorizes each such depositary agent to comply with all such requests (ii) when appropriate, requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, and (iv) when appropriate, after receipt of each certificate or depositary receipts promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities (including Common Shares) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole Preferred Shares would be issued.

          (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

          (e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Flip-In Event, any Rights Beneficially Owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights, the Common Shares of the Company associated with such Rights or the Company, or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall be null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall give the Rights Agent written notice of the identity of any such Acquiring Person, Associate or Affiliate, or the nominee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties under this Agreement and shall be deemed not to have any knowledge of the identity of any such Acquiring Person, Associate or Affiliate, or the nominee of any of the foregoing unless and until it shall have received such notice. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Right Certificates or other Person with the exception of the Rights Agent as a result of its failure to make any determinations with respect to an Acquiring Person or any Affiliates or Associates of an Acquiring Person or any transferee of any of them hereunder.

          (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights or other securities upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights

Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Reservation and Availability of Preferred Shares.

          (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any authorized and issued Preferred Shares held in its treasury (and, following the occurrence of a Triggering Event, out of its authorized and unisssued Common Shares and/or other securities or out of its authorized and issued shares held in its treasury), the number of Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) that will be sufficient to permit the exercise in full of all outstanding and exercisable Rights in accordance with this Agreement. Upon the occurrence of any events resulting in an increase in the aggregate number of Preferred Shares issuable upon exercise of all outstanding Rights in excess of the number then reserved, the Company shall make appropriate increases in the number of shares so reserved and/or held.

          (b) The Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) issued or reserved for issuance to be listed, upon official notice of issuance, upon the principal national securities exchange, if any, upon which the Common Shares of the Company are listed or, if the principal market for the Common Shares of the Company is not on any national securities exchange.

          (c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Flip-In Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus that at all times meets the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities or (B) the Expiration Date. The Company will also take such action as may be appropriate under, and which will ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date determined in accordance with the provisions of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 9(c) and give the Rights Agent a copy of such announcement. In addition, if the Company determines that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement is declared effective. Notwithstanding any such provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

          (d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) delivered upon the exercise of the Rights shall, at the time of delivery of the certificates or depositary receipts for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

          (e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any certificates for Preferred Shares and/or other securities or property upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of other securities or property to a Person other than, or in respect of the issuance or delivery of securities or other property in a name other than that of, the registered holder of the Right Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for securities or other property in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s or the Rights Agent’s reasonable satisfaction that no such tax or charge is due.

Section 10. Preferred Shares Record Date. Each Person in whose name any certificate for Preferred Shares or other securities (including any fraction of a Preferred Share or such other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares or such other securities represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes or charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company for the Preferred Shares or such other securities, as applicable, are closed, such Person shall be deemed to have become the record holder of such Preferred Shares or such other securities on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Company are open. Prior to the exercise of the Right evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

          (a)

          (i) In the event the Company shall at any time after the Amendment Date (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of shares or (D) issue, change or alter any shares of its capital stock in a reclassification or recapitalization of the Preferred Shares (including any such reclassification or recapitalization in connection with a consolidation or merger in which the Company is the continuing or surviving Person), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or the effective time of such subdivision, combination, reclassification or recapitalization, and the number and kind of shares of capital stock issuable on such date or at such time, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred

Shares transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, reclassification or recapitalization; provided, however, that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of a Right. If an event occurs which would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

          (ii) In the event any Person, alone or together with its Affiliates and Associates, shall become an Acquiring Person (other than pursuant to a Flip-Over Event), then, promptly following the occurrence of such event (a “Flip-In Event”), proper provision shall be made so that each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have a right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-hundredths of a Preferred Share, such number of Common Shares of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Flip-In Event, whether or not such Right was then exercisable, and (y) dividing that product (which, following such first occurrence shall thereafter be referred to as the “Purchase Price” for each Right for all purposes of this Agreement) by 50% of the Fair Market Value per Common Share of the Company (determined pursuant to Section 11(d)) on the date of such first occurrence of a Flip-In Event (such number of shares being referred to as the “Adjustment Shares”).

          (iii) In the event that the number of Common Shares which is authorized by the Company’s Certificate of Incorporation, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Shares or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Shares, which the Board has deemed to have essentially the same value or economic rights as Common Shares (such shares of preferred stock being referred to as “Common Shares Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board based upon the advice of an Independent Advisor selected by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section Flip-In Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Flip-In Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Shares (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board determines in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights, the thirty (30) -day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Flip-In Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) -day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Fair Market Value per share of the Common Shares on the Flip-In Trigger Date and the per share or per unit value of any Common Shares Equivalent shall be deemed to equal the Fair Market Value per share of the Common Shares on such date.

           (b) If the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Shares (or securities having the same or more favorable rights, privileges and preferences as the Preferred Shares (“Preferred Shares Equivalents”)) or securities convertible into Preferred Shares or Preferred Shares Equivalents at a price per share of the Preferred Shares or per share of the Preferred Shares Equivalents (or having a conversion price per share, if a security convertible into Preferred Shares or Preferred Shares Equivalents) less than the Fair Market Value (as determined pursuant to Section 11(d) hereof) per share of the Preferred Shares on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date, plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or Preferred Shares Equivalents to be offered (and the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Fair Market Value and the denominator of which shall be the number of Preferred Shares outstanding on such record date, plus the number of additional Preferred Shares and Preferred Shares Equivalents to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of stock of the Company issuable upon exercise of a Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be the Fair Market Value thereof determined in accordance with Section 11(d) hereof. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (c) If the Company shall fix a record date for the making of a distribution to all holders of Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Shares, but including any dividend payable in stock other than Preferred Shares) or evidence of indebtedness or convertible securities, subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Fair Market Value (as determined pursuant to Section 11(d)

hereof) per one one-hundredth of a Preferred Share on such record date, less the Fair Market Value (as determined pursuant to Section 11(d) hereof) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such convertible securities, subscription rights or warrants applicable to one one-hundredth of a Preferred Share and the denominator of which shall be the Fair Market Value (as determined pursuant to Section 11(d) hereof) per one one-hundredth of a Preferred Share; provided, however, that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of stock of the Company issuable upon exercise of a Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would be in effect if such record date had not been fixed.

          (d) For the purpose of this Agreement, the “Fair Market Value” of any share of Preferred Shares, Common Shares or any other stock or any Right or other security or any other property shall be determined as provided in this Section 11(d).

          (i) In the case of a publicly-traded stock or other security, other than for purposes of Section 11(a)(iii), the Fair Market Value on any date shall be deemed to be the average of the daily closing prices per share of such stock or per unit of such other security for the 30 consecutive Trading Days immediately prior to such date; and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the “Fair Market Value” of Common Shares would be the average daily closing prices per Common Share for the 10 consecutive Trading Days immediately following such date; provided, however, that in the event that the Fair Market Value per share of any share of stock is determined during a period following the announcement by the issuer of such stock of (x) a dividend or distribution on such stock payable in shares of such stock or securities convertible into shares of such stock or (y) any subdivision, combination or reclassification of such stock, and prior to the expiration of the 30 or 10 Trading Day period after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Fair Market Value shall be properly adjusted to take into account ex-dividend trading, the determination of which shall be delivered to the Rights Agent. The closing price for each day, the list of which shall be delivered to the Rights Agent, shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading; or, if not listed or admitted to trading on any national securities exchange, the last quoted price (or, if not so quoted, the average of the last quoted high bid and low asked prices) in the over-the-counter market, as reported by the system then in use; or, if on any such date no bids for such security are quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such security selected by the Board. If on any such date no market maker is making a market in such security, the Fair Market Value of such security on such date shall be determined reasonably and with utmost good faith to the holders of the Rights by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be binding upon the Rights Agent and the holders of the Rights and conclusive for all purposes.

          (ii) For the purpose of any computation hereunder, the Fair Market Value per Preferred Share shall be determined in the same manner as set forth above for the Common Shares in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Fair Market Value per Preferred Share cannot be determined in the manner provided above or if the Preferred Share is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Fair Market Value per Preferred Share shall be conclusively deemed to be an amount equal to 100 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Shares occurring after the date of this Agreement) multiplied by the Fair Market Value per share of the Common Shares. If neither the Common Shares nor the Preferred Shares is publicly held or so listed or traded, Fair Market Value per Preferred Share shall mean the fair value per share as determined in good faith by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be binding upon the Rights Agent and the holders of the Rights and conclusive for all purposes.

          (iii) If a security is not publicly held or not so listed or traded, “Fair Market Value” shall mean the fair value per share of stock or per other unit of such security, determined reasonably and in good faith by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be binding upon the Rights Agent and the holders of the Rights and conclusive for all purposes.

          (iv) In the case of property other than securities, the Fair Market Value thereof shall be determined reasonably and in good faith by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be binding upon the Rights Agent and the holders of the Rights and conclusive for all purposes.

          (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-millionth of a Common Share of the Company or one-millionth of a Preferred Share, or one ten-thousandth of any other share or security, as the case may be, or to such other figure as the Board may deem appropriate. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment or (ii) the Expiration Date.

          (f) If as a result of any provision of Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11(a), (b), (c), (e), (g) through (k) and (m), inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares.

          (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share (or other securities, property or amount of cash or combination thereof) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

          (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest millionth) obtained by (i) multiplying (x) the number of one one-hundredths of a

Preferred Share for which a Right may be exercisable immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

          (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of Preferred Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-millionth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and delivered by the Company, and countersigned and delivered by the Rights Agent, in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

          (j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-hundredth of a share and the number of one one-hundred shares which were expressed in the initial Right Certificates issued hereunder without prejudice to any adjustment or change.

          (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one one-hundredths of a Preferred Share issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares at such adjusted Purchase Price.

          (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuing to the holder of any Right exercised after such record date the number of one one-hundredths of a Preferred Share or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-hundredths of a Preferred Share and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

          (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the Fair Market Value, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, stock dividends or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Shares, shall not be taxable to such stockholders.

          (n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with the last sentence of this paragraph (n)), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with the last sentence of this paragraph (n)), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with the last sentence of this paragraph (n)), if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the shareholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates. The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

          (o) Notwithstanding anything in this Agreement to the contrary, in the event the Company shall at any time after the Commencement Date and prior to the Distribution Date (i) declare or pay any dividend on the outstanding Common Shares of the Company payable in Common Shares of the Company or (ii) effect a subdivision, combination or consolidation of the outstanding Common Shares of the Company (by reclassification or otherwise than by payment of dividends in Common Shares of the Company) into a greater or lesser number of Common Shares of the Company, then in any such case the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each Common Share following any such event shall equal the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction the numerator which shall be the total number of Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of Common Shares outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(o) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made or any event affecting the Rights or their exercisability (including without limitation an event which causes Rights to become null and void) as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment or describing such event and a brief, reasonably detailed statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Shares and the Common Shares of the Company a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing Common Shares of the Company) in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any adjustment or any such event unless and until it shall have received such a certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

          (a) In the event that, following the Shares Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which is not prohibited by the last sentence of Section 11(n) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which is not prohibited by the last sentence of Section 11(n) hereof) shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of any such merger and, in connection with such merger, all or part of the outstanding Common Shares of the Company shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating 50% or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions, each of which complies with the last sentence of Section 11(n) hereof, and other than an Exempt Person) (any event described in the foregoing clauses (x), (y) or (z), a “Flip-Over Event”), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid and nonassessable shares of freely tradable Common Shares of the Principal Party (as hereinafter defined in Section 13(b)), free and clear of rights of call or first refusal, liens, encumbrances, transfer restrictions or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is exercisable immediately prior to the first occurrence of a Flip-Over Event (or, if a Flip-In Event has occurred prior to the first occurrence of a Flip-Over Event, multiplying the number of such one one-hundredths of a share for which a Right was exercisable immediately prior to the first occurrence of a Flip-In Event by the Purchase Price in effect immediately prior to such first occurrence of a Flip-In Event), and dividing that product (which, following the first occurrence of a Flip-Over Event, shall be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by (2) 50% of the Fair Market Value (determined pursuant to Section 11(d)(i) hereof) per share of the Common Shares of such Principal Party on the date of consummation of such Flip-In Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares to permit exercise of all outstanding Rights in accordance with this Section 13(a) and the making of payments in cash and/or other securities in accordance with Section 11(a)(iii) hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first announcement of any Flip-Over Event.

          (b) “Principal Party” shall mean:

(i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which Common Shares of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

(ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions;

provided, however, that in any such case, (1) if the Common Shares of such Person is not at such time and has not been continuously over the preceding twelve (12)-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

          (c) The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto (x) the Principal Party shall have a sufficient number of its authorized Common Shares, which have not been issued or reserved for issuance, to permit the exercise in full of the Rights in accordance with this Section 13, and (y) the Company and each Principal Party and each other Person who may become a Principal Party as a result of such consolidation, merger, sale or transfer shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Section 13(a) and (b) further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer of assets mentioned in Section 13(a), the Principal Party at its own expense will:

          (i) prepare and file a registration statement under the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, cause such registration statement to become effective as soon as practicable after such filing and cause such registration statement to remain effective (with a prospectus that at all times meets the requirements of the Securities Act) until the Expiration Date;

(ii) qualify or register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate;

(iii) list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange; and

          (iv) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

          (d) In case the Principal Party which is to be a party to a transaction referred to in this Section 13 has a provision in any of its authorized securities or in its certificate of incorporation or By-laws or other instrument governing its affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, Common Shares of such Principal Party at less than the then current Fair Market Value (determined pursuant to Section 11(d)) or securities exercisable for, or convertible into, Common Shares of such Principal Party at less than such Fair Market

Value, or (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Shares of such Principal Party pursuant to the provisions of this Section 13, then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

          (e) The Company covenants and agrees that it shall not, at any time after a Triggering Event, effect or permit to occur any Flip-Over Event, if (i) at the time or immediately after such Flip-Over Event there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such Flip-Over Event, the stockholders or other equityholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(b) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

          (f) The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Flip-Over Event shall occur at any time after the occurrence of a Flip-In Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

Section 14. Fractional Rights and Fractional Shares.

          (a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(o) hereof, or to distribute Right Certificates which evidence fractional Rights. If the Company elects not to issue such fractional Rights, the Company shall pay, in lieu of such fractional Rights, to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used (whose determination shall be delivered to the Rights Agent).

          (b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the Fair Market Value of one one-hundredth of a Preferred Share. For purposes of this Section 14(b), the Fair Market Value of one one-hundredth of a Preferred Share shall be one-hundredth of the closing price of a Preferred Share (as determined pursuant to Section 11(d) hereof) for the Trading Day immediately prior to the date of such exercise.

          (c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of fractional Common Shares, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) Common Share. For purposes of this Section 14(c), the current market value of one Common Share shall be the closing price per Common Share (as determined pursuant to Section 11(d) hereof) on the Trading Day immediately prior to the date of such exercise.

          (d) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

          (e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

Section 15. Rights of Action. All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to Sections 18 and 20 hereof, are vested in the respective registered holders of the Right Certificates (or, prior to the Distribution Date, the registered holders of the Common Shares of the Company); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares of the Company), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares of the Company), may, in such registered holder’s own behalf and for such registered holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Right evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement. Holders of Rights shall be entitled to recover the reasonable costs and expenses, including attorneys’ fees, incurred by them in any action to enforce the provisions of this Agreement after the Distribution Date.

Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

          (a) prior to the Distribution Date, each Right will be transferable only simultaneously and together with the transfer of Common Shares of the Company;

          (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer;

          (c) subject to Sections 6(a) and 7(f), the Company and the Rights Agent may deem and treat the Person in whose name a Right Certificate (or, prior to the Distribution Date, the associated certificate representing Common Shares of the Company) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated certificate representing Common Shares of the Company made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and, subject to the last sentence of Section 7(e), neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

          (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use all reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

          (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this Agreement. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. The provisions of this Section 18 and Section 20 below shall survive the termination of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

          (b) The Rights Agent shall be authorized and protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder in reliance upon any Right Certificate or certificate for the Preferred Shares or Common Shares of the Company or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

          (a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholders services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

          (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20. Rights and Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

          (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in the absence of bad faith and in accordance with such advice or opinion.

          (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of “Fair Market Value”) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof shall be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer,

the President, a Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent. Any such certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it under the provisions of this Agreement in reliance upon such certificate.

          (c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent.

          (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

          (e) The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 7(e) hereof) or any change or adjustment required in the terms of the Rights (including the manner, method or amount thereof or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of the certificate described in Section 12 hereof, upon which the Rights Agent may rely); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Common Shares of the Company or Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether or not any Common Shares of the Company or Preferred Shares will, when so issued, be validly authorized and issued, fully paid and nonassessable.

          (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

          (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for or in respect of any action taken, suffered or omitted by it in the absence of bad faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or suffered or such omission shall be effective. The Rights Agent shall not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than ten Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted.

          (h) The Rights Agent and any stockholder, Affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though the Rights Agent were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent or any such stockholder, affiliate, director, officer or employee from acting in any other capacity for the Company or for any other Person.

          (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).

          (j) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

          (k) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and to each transfer agent of the Common Shares or Preferred Shares known to the Rights Agent by registered or certified mail, and to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it last been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a Person organized and doing business under the laws of the United States or of the State of Delaware or the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of Delaware or the State of New York), in good standing, having an office in the State of Delaware or the State of New York, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares or Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares of the Company following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to Common Shares of the Company so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustments shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption and Termination.

          (a) The Board may, at its option, at any time prior to the Close of Business on the earlier of (i) the tenth (10th) day following the Shares Acquisition Date and (ii) the Plan Termination Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Flip-In Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, Common Shares (based on the Fair Market Value, as defined in Section 11(d)(i) hereof, of the Common Shares at the time of redemption) or any other form of consideration deemed appropriate by the Board.

          (b) Immediately upon the action of the Board ordering the redemption of the Rights and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly give public notice of any such redemption (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, any such notice shall not affect the legality or validity of such redemption. Promptly after the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

          (c) Notwithstanding the provisions of Section 23(a) hereof, if, within one hundred and eighty (180) days of a public announcement by a third party of an intent or proposal to engage (without the current and continuing concurrence of the Board) in a transaction involving an acquisition of or business combination with the Company or otherwise to become an Acquiring Person, there is an election of directors (whether at one or more stockholder meetings and/or pursuant to written stockholder consent) resulting in a majority of the Board being comprised of persons who were not nominated by the Board in office immediately prior to such election, then following the effectiveness of such election for a period of one hundred and eighty (180) days (the “Special Period”) the Rights, if otherwise then redeemable absent the provisions of this paragraph (c), shall be redeemable upon either of the following conditions being satisfied, but not otherwise:

          (A) by a vote of a majority of the directors then in office, provided that

(i) before such vote, the Board shall have implemented the Value Enhancement Procedures (as defined below) and

(ii) promptly after such vote, the Company publicly announces such vote and

(I) the manner in which the Value Enhancement Procedures were implemented,

                    (II) any material financial, business, personal or other benefit or relationship (an “Interest”) which each Company Director and each Affiliate of such Company Director (identifying each Director and Affiliate separately in relation to each such Interest) has in connection with any suggested, proposed or pending transaction with or involving the Company (a “Transaction”), or with any other party or Affiliate of any other party to a Transaction, where such Transaction would or might, or is intended to, be permitted or facilitated by redemption of the Rights (an “Affected Transaction”), other than treatment as a stockholder on a pro rata basis with other stockholders or pursuant to compensation arrangements as a director or employee of the Company or a subsidiary which have been previously disclosed by the Company,

(III) the individual vote of each Director on the motion to redeem the Rights, and

(IV) the statement of any Director who voted for or against the motion to redeem the Rights and desires to have a statement included in such announcement, or

          (B) if clause (A) is not applicable, by a vote of a majority of the Directors then in office, provided that (i) if there is a challenge to the Directors’ action approving redemption and/or any related Affected Transaction as a breach of the fiduciary duty of care or loyalty, the Directors, solely for purposes of determining the effectiveness of such redemption pursuant to this clause (B), are able to establish the entire fairness of such redemption and, if applicable, such related Affected Transaction, and (ii) the Company shall have publicly announced (with prompt written notice thereof to the Rights Agent) the vote of the Board approving such redemption and, if applicable, such related Affected Transaction, which announcement shall set forth the information prescribed by clauses (A) (ii) (II), (III) and (IV) above.

          (d) Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 and other than in connection with the purchase or repurchase by any of them of Common Shares prior to the Distribution Date.

Section 24. Exchange.

          (a) The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for Common Shares of the Company at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Commencement Date (such exchange ratio being hereinafter referred to as the “Section 24(a) Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 40% or more of the Common Shares.

          (b) Immediately upon the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares of the Company equal to the number of such Rights held by such holder multiplied by the Section 24(a) Exchange Ratio. The Company shall promptly give written notice of any such exchange to the Rights Agent in accordance with Section 26 hereof and shall promptly mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares of the Company for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

          (c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Shares (or Preferred Shares Equivalents, as such term is defined in Section 11(b) hereof) for Common Shares of the Company exchangeable for Rights, at the initial rate of one one-hundredth of a Preferred Share (or Preferred Shares Equivalent) for each Common Share of the Company, as appropriately adjusted to reflect stock splits, stock dividends, and other similar transactions after the Amendment Date.

          (d) In the event that there shall not be sufficient Common Shares of the Company or Preferred Shares (or Preferred Shares Equivalents) issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares of the Company or Preferred Shares (or Preferred Shares Equivalents) for issuance upon exchange of the Rights.

          (e) The Company shall not be required to issue fractions of Common Shares of the Company or to distribute certificates which evidence fractional Common Shares of the Company. If the Company elects not to issue such fractional Common Shares of the Company, the Company shall pay, in lieu of such fractional Common Shares of the Company, to the registered holders of the Right Certificates with regard to which such fractional Common Shares of the Company would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of a whole Common Share of the Company. For the purposes of this paragraph (e), the Fair Market Value of a whole Common Share of the Company shall be the closing price of a Common Share of the Company (as determined pursuant to the third sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25. Notice of Certain Events.

          (a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Shares or to make any other distribution to the holders of Preferred Shares (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), or (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of 50% or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than a Subsidiary of the Company in one or more transactions, each of which is not prohibited by the last sentence of Section 11(n) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares of the Company payable in Common Shares of the Company or to effect a subdivision, combination or consolidation of the Common Shares of the Company (by reclassification or otherwise than by payment of dividends in Common Shares of the Company), then in each such case, the Company shall give to each holder of a Right Certificate and to the Rights Agent, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares of the Company and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares of the Company and/or Preferred Shares, whichever shall be the earlier; provided, however, no such notice shall be required pursuant to this Section 25 as a result of any wholly-owned Subsidiary of the Company effecting a consolidation or merger with or into, or effecting a sale or other transfer of assets, cash flow or earnings power to, any other wholly-owned Subsidiary of the Company in a manner not inconsistent with the provisions of this Agreement.

          (b) In case any Flip-In Event shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each registered holder of a Right Certificate and to the Rights Agent, in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof and (ii) all references in paragraph (a) above to Preferred Shares shall also be deemed to include Common Shares and/or, if appropriate, other securities.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, by facsimile transmission or by nationally recognized overnight courier addressed (until another address is filed in writing with the Rights Agent) as follows:

Lazare Kaplan International Inc.
19 West 44th Street

New York, New York 10036
Attention: Corporate Secretary
Fax: (212) 972-9150

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, by facsimile transmission or by nationally recognized overnight courier addressed (until another address is filed in writing with the Company) as follows:

Mellon Investor Services, LLC
480 Washington Boulevard
Jersey City, New Jersey 07310
Attention: General Counsel
Fax: 201-680-4610

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing Common Shares of the Company) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Integration; Supplements and Amendments.

          (a) This Agreement constitutes the entire agreement between the parties, superseding all oral and written, prior or contemporaneous agreements, discussions, negotiations, or understandings, including the Original Agreement. Prior to the Distribution Date, and subject to the provisions of Section 27(b) hereof, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing Common Shares. From and after the Distribution Date, and subject to the provisions of Section 27(b) hereof, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent, and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment.

          (b) Notwithstanding anything herein to the contrary, (a) no supplement or amendment shall be made to this Agreement during the Special Period or at a time when the Rights are not redeemable, except as contemplated by clause (i) or (ii) of the third sentence of Section 27(a) hereof; and (b) the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Shares (other than an Acquiring Person).

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the

Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Determinations and Actions by the Board. The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board, or as may be necessary or advisable in the administration of this Agreement, including without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations and computations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons, and (y) not subject any member of the Board to any liability to the holders of the Rights or to any other Person. The Rights Agent is entitled always to assume the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares of the Company) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, registered holders of the Common Shares of the Company).

Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth (10th) day following the date of such determination by the Board.

Section 32. Governing Law. This Agreement, each Right and each Right Certificate issued hereunder shall be deemed to be a contract made under, and shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware for contracts executed and to be fully performed in such state and without regard to conflicts of law, except that the rights and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be made and performed entirely within such state.

Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 34. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have executed and attested this Amended and Restated Agreement as of the day and year first written above.

LAZARE KAPLAN INTERNATIONAL INC.
Attest:

	By:		By:

	Name:	Frederick R. Cummings, Jr.	Name:	William H. Moryto
	Title:	Assistant Secretary	Title:	Vice President and Chief Financial Officer

Attest:			MELLON INVESTOR SERVICES LLC, as Rights Agent

	By:		By:

	Name:		Name:	Constance Adams
	Title:		Title:	Client Relationship Executive

Exhibit A

CERTIFICATE OF DESIGNATIONS OF
SERIES A JUNIOR PARTICIPATING
PREFERRED STOCK

CERTIFICATE OF DESIGNATIONS

of

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

LAZARE KAPLAN INTERNATIONAL INC.

(Pursuant to Section 151 of the
Delaware General Corporation Law)

--------------------------------------

          Lazare Kaplan International Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law at a meeting duly called and held on July 31,1997:

          RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the “Board of Directors” or the “Board”) in accordance with the provisions of the Certificate of Incorporation, the Board of Directors hereby creates a series of Preferred Stock, par value $.01 per share (the “Preferred Stock”), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

           Series A Junior Participating Preferred Stock:

           Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be 1,000,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

          Section 2. Dividends and Distributions.

          (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $1.00 per share (the “Common Stock”), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

           (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

          (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

          Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

          (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

          (C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

          Section 4. Certain Restrictions.

          (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

          (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

          (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

          (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

          (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

           Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

          Section 6. Liquidation, Dissolution or winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

          Section 9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation’s Preferred Stock.

          Section 10. Amendment. The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

          IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its Executive Vice President and Chief Financial Officer and attested by its Secretary this __ day of _______, 1997.

Sheldon L. Ginsberg,
Executive Vice President and
Chief Financial Officer

Attest:

Lucien Burstein
Secretary

Exhibit B

FORM OF RIGHT CERTIFICATE

[Form of Front Side of Right Certificate]

Certificate No. R-	_____Rights

NOT EXERCISABLE AFTER APRIL 24, 2017 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT THE OPTION OF THE COMPANY AT $.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.] {THE PORTION OF THE LEGEND IN BRACKETS SHALL BE INSERTED IF APPLICABLE AND WOULD, CONSEQUENTLY, REPLACE THE PRECEDING SENTENCE}

Right Certificate

LAZARE KAPLAN INTERNATIONAL INC.

          Capitalized terms not otherwise defined herein have the meanings assigned to them in the Rights Agreement, dated as of July 31, 1997, between Lazare Kaplan International Inc., a Delaware corporation (the “Company”), and Mellon Investor Services LLC (f/k/a ChaseMellon Shareholder Services, L.L.C.) (the “Rights Agent”), as amended on January 17, 2002, as amended and restated in its entirety on April 24, 2007 (the “Rights Agreement”).

          This certifies that ______________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement to purchase from the Company at any time prior to 5:00 P.M., New York, New York time, on April 24, 2017 at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-hundredth (1/100th) of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $.01 per share (the “Preferred Shares”), of the Company, at a purchase price of $________ per one one-hundredth (1/100th) of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and related certificate duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths (1/100ths) of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of _______, 20__, based on the Preferred Shares as constituted at such date. Upon the occurrence of a Flip-In Event, if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person, (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Flip-In Event. As provided in the Rights Agreement, the Purchase Price and the number of one one-hundredths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events, including the Trigger Events.

          This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Company and are available upon written request.

           This Right Certificate, with or without other Right Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

          Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.001 per Right at any time prior to the earlier of the close of business on (i) the tenth (10th) day following the Shares Acquisition Date (as such time period may be extended pursuant to the Rights Agreement), and (ii) the Expiration Date. In addition, under certain circumstances following the Shares Acquisition Date, the Rights may be exchanged in whole or in part for Preferred Shares or shares of the Company’s Common Stock, par value $1.00 per share or shares of preferred stock of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange.

           No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement. The Company, at its election, may require that a number of Rights be exercised so that only whole numbers of Preferred Shares would be issued.

           No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

          For 180 days following a change in control of the Board, that has not been approved by the Board, occurring within six (6) months of announcement of an unsolicited third party acquisition or business combination proposal or of a third party’s intent or proposal otherwise to become an Acquiring Person, the new directors are entitled to redeem the rights (assuming the rights would have otherwise been redeemable), including to facilitate an acquisition or business combination transaction involving the Company, but only (1) if they have followed certain prescribed procedures or (2) if such procedures are not followed, and if their decision regarding redemption and any acquisition or business combination is challenged as a breach of fiduciary duty of care or loyalty, the directors (solely for purposes of the effectiveness of the redemption decision) are able to establish the entire fairness of the redemption or transaction.

          This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

          WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of __________________.

ATTEST:	LAZARE KAPLAN INTERNATIONAL INC.

By

Name:
Countersigned:	Title:

MELLON INVESTOR SERVICES LLC,
as Rights Agent

By

Authorized Signature

[Form of Reverse Side of Right Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder
desires to transfer the Right Certificate.)

FOR VALUE RECEIVED

hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature

Signature Guaranteed:

          Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

[Form of Reverse Side of Right Certificate – continued]

CERTIFICATE

          The undersigned hereby certifies by checking the appropriate boxes that:

          (1) this Right Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement);

          (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated:	, 20

Signature

Signature Guaranteed:

          Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

NOTICE

          The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

          In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

[Form of Reverse Side of Right Certificate – continued]

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights
represented by the Right Certificate.)

To: LAZARE KAPLAN INTERNATIONAL INC.

          The undersigned hereby irrevocably elects to exercise ______________________ Rights represented by this Right Certificate to purchase the shares of Series A Junior Participating Preferred Stock (or such other securities of the Company or of any other Person which may be issuable upon the exercise of the Rights) issuable upon the exercise of such Rights and requests that certificates for such shares (or other securities) be issued in the name of:

Please insert social security
or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

Dated:

Signature

Signature Guaranteed:

          Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

[Form of Reverse Side of Right Certificate – continued]

CERTIFICATE

          The undersigned hereby certifies by checking the appropriate boxes that:

          (1) this Right Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement);

          (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of any such Acquiring Person.

Dated:	, 20

Signature

Signature Guaranteed:

          Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

NOTICE

          The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

          In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

Exhibit C

SUMMARY OF RIGHTS

SUMMARY OF RIGHTS TO PURCHASE
PREFERRED SHARES

          On July 31, 1997, the Board of Directors of Lazare Kaplan International Inc. (the “Company”) declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $1.00 per share (the “Common Shares”), of the Company. The dividend was payable on September 9, 1997 (the “Record Date”) to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $.01 per share (the “Preferred Shares”), of the Company at a price of $60.00 per one one-hundredth (1/100th) of a Preferred Share (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement between the Company and Mellon Investor Services LLC (f/k/a ChaseMellon Shareholder Services, L.L.C.), as Rights Agent (the “Rights Agent”), dated as of July 31, 1997, as amended on January 17, 2002, as amended and restated in its entirety on April 24, 2007 (the “Rights Agreement”).

          Initially, the Rights are attached to all outstanding Common Share certificates, and no separate Rights Certificates will be distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Shares and a Distribution Date will occur upon the earlier of: (i) the close of business of the tenth (10th) day following (x) a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of the Threshold Amount (as defined below) or more of the outstanding shares of Common Shares other than as a result of repurchases of stock by the Company or certain inadvertent actions by persons acquiring stock, or (y) the date a person has entered into an agreement or arrangement with the Company or any Subsidiary of the Company providing for an Acquisition Transaction (sub-clauses (x) and (y), the “Shares Acquisition Date”); or (ii) the close of business of the tenth (10th) day (or such later date as the Board shall determine, provided, however, that no deferral of a Distribution Date by the Board pursuant to the terms of the Rights Agreement described in this clause (ii) may be made at any time during the Special Period (as defined below)) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person.

          The “Threshold Amount” is defined in the Rights Agreement to mean (i) at any time from July 31, 1997 until the April 23, 2007, fifteen (15%) percent or more of the Common Shares of the Company then outstanding, or (ii) at any time during the period commencing on April 24, 2007 and ending on the Plan Termination Date, ten (10%) percent or more of the Common Shares of the Company then outstanding.

          An “Acquisition Transaction” is defined in the Rights Agreement as (x) a merger, consolidation or similar transaction involving the Company or any of its Subsidiaries as a result of which stockholders of the Company will no longer own a majority of the outstanding shares of Common Shares of the Company or a publicly traded entity which controls the Company or, if appropriate, the entity into which the Company may be merged, consolidated or otherwise combined (based solely on the Common Shares received or retained by such stockholders, in their capacity as stockholders of the Company, pursuant to such transaction), (y) a purchase or other acquisition of all or a substantial portion of the assets of the Company and its Subsidiaries, or (z) a purchase or other acquisition of securities representing the Threshold Amount or more of the Common Shares then outstanding. Until the Distribution Date, (i) the Rights will be evidenced by the Common Share certificates and will be transferred with and only with such Common Share certificates, (ii) new Common Share certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Shares outstanding will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

          Notwithstanding the Threshold Amount, no person will be deemed an Acquiring Person as a result of an acquisition by the Company of Common Shares of the Company which, by reducing the number of outstanding shares, increases the proportionate number of shares beneficially owned by such person so long as such person and its associates and affiliates acquires beneficial ownership of no additional shares.

          Persons holding the Threshold Amount or more of the outstanding Common Shares on July 31, 1997 are exempt from being deemed Acquiring Persons.

          For purposes of being deemed an Acquiring Person with respect to the Fifth Avenue Group, LLC, the Threshold Amount in all instances for being an Acquiring Person would be twenty-four and nine-tenths (24.9%) percent, although a person exceeding the Threshold Amount solely as a result of an acquisition by the Registrant as described in the second preceding paragraph will not be deemed to be an Acquiring Person.

          The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference.

          Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued. The Rights are not exercisable until the Distribution Date and will expire at 5:00 P.M. (New York City time) on the Plan Termination Date or the Rights are earlier redeemed or exchanged by the Company as described below.

          As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and, thereafter, such separate Right Certificates alone will evidence the Rights. Except as otherwise determined by the Board of Directors, only Common Shares issued prior to the Distribution Date will be issued with Rights.

          In the event that a person (other than an Exempt Person (as such term is defined in the Rights Agreement)) becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, Common Shares (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following an occurrence of the event set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or their Associates or Affiliates will be null and void. However, Rights are not exercisable following an occurrence of the event set forth in this paragraph until such time as the Rights are no longer redeemable by the Company as set forth below.

          For example, at an exercise price of $60 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following the occurrence of an event set forth in the preceding paragraph would entitle its holder to purchase $120 worth of Common Stock (or other consideration, as noted above) for $60. Assuming that the Common Stock had a per share value of $15 at such time, the holder of each valid Right would be entitled to purchase eight (8) shares (instead of four (4) shares) of Common Stock for $60.

          In the event that, at any time following the Stock Acquisition Date (other than with an Exempt Person), (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock of the Company is changed or exchanged, or (iii) fifty (50%) percent or more of the Company’s assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the second preceding paragraph are referred to as the “Triggering Events.”

          At any time after a person (other than an Exempt Person) becomes an Acquiring Person and prior to the acquisition by such person or group of forty (40%) percent or more of the outstanding Common Stock, the Board of Directors may exchange the Rights (other than Rights owned by such person or group which have become null and void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-hundredth of a share of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

          The Purchase Price payable, and the number of one one-hundredths of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) if holders of the Preferred Shares are granted certain rights or warrants to subscribe for Preferred Shares or convertible securities at less than the current market price of the Preferred Shares, or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

          With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least one (1%) percent of the Purchase Price. No fractional Preferred Shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading date prior to the date of exercise.

          At any time until the close of business on (i) the tenth (10th) day following the Shares Acquisition Date or (ii) the Plan Termination Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (payable in cash, Common Shares or other consideration deemed appropriate by the Board of Directors). Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.01 redemption price. The foregoing notwithstanding, for one hundred and eighty (180) days (the “Special Period”) following a change in control of the Board of Directors of the Company, that has not been approved by the Board of Directors, occurring within six months of announcement of an unsolicited third party acquisition or business combination proposal or of a third party’s intent or proposal otherwise to become an Acquiring Person, the new directors are entitled to redeem the rights (assuming the Rights would have otherwise been redeemable), including to facilitate an acquisition or business combination transaction involving the Company, but only (1) if they have followed certain prescribed procedures or (2) if such procedures are not followed, and if their decision regarding redemption and any acquisition or business combination is challenged as a breach of fiduciary duty of care or loyalty, the directors (solely for purposes of the effectiveness of the redemption decision) are able to establish the entire fairness of the redemption or transaction.

          Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

          Any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board of Directors in order to cure any ambiguity, to correct or supplement defective or inconsistent provisions, to shorten or lengthen any time period or to make changes which do not adversely affect the interests of holders of Rights (other than the Acquiring Person or an affiliate or associate thereof) under the Rights Agreement. The foregoing notwithstanding, other than amendments to cure any ambiguity or to correct or supplement defective or inconsistent provisions, no amendment may be made at such time as the Rights are not redeemable.

          A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as Exhibit 99.1 to a Registration Statement on Form 8-A, dated April __, 2007 and Exhibit 99.1 to a Current Report on Form 8-K, dated April __, 2007. A copy of the Rights Agreement is available free of charge from the Rights Agent or the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.